CONSENT OF
                         WEINICK SANDERS LEVENTHAL & CO.


         We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL,INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 2000.


Dated:  5/29/01                             /s/ Weinick Sanders Leventhal & Co.
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                                            WEINICK SANDERS LEVENTHAL & CO.